                                                                    EXHIBIT 10.6

                                AMENDMENT NO. 5

                                      to

                                    MASTER
                                LEASE AGREEMENT


                                    BETWEEN



                             JAMESON  INNS, INC.,
                                      and
                            JAMESON ALABAMA, INC.,

                                  AS LESSOR,


                                      and


                       JAMESON DEVELOPMENT COMPANY, LLC
                                as successor to

                        JAMESON OPERATING COMPANY, LLC,

                                   AS LESSEE



                      AMENDMENT DATED AS OF APRIL 1, 1998

                  AMENDMENT NO. 5 TO MASTER LEASE AGREEMENT

     THIS AMENDMENT NO. 5 TO MASTER LEASE AGREEMENT, made as of the 1st day of April, 1998, by and between Jameson Inns, Inc., a Georgia corporation (hereinafter called "JII"), and Jameson Alabama, Inc., an Alabama corporation (hereinafter called "JAI") (JII and JAI hereinafter together called "Lessor"), and Jameson Development Company, LLC, a Georgia limited liability company (hereinafter called "JDC") as successor in interest by merger to Jameson Operating Company, LLC, a Georgia limited liability company (hereinafter called "JOCLLC"), as lessee (hereinafter called "Lessee"), provides as follows:

                                   RECITALS:
                                   ---------

     WHEREAS, JOCLLC as lessee and the Lessor are parties to that certain Master Lease Agreement dated as of February 3, 1994, as amended (the "Lease") covering the "Leased Property" as therein defined; and

     WHEREAS, JOCLLC amended its name from Jameson Operating Company II, LLC, to Jameson Operating Company, LLC effective February 26, 1998; and

     WHEREAS, effective as of the date hereof, JOCLLC was merged into JDC, and JDC thereby succeeded to all of right title and interest in all of JOCLLC's assets, including the Lease, and JDC assumed all of JOCLLC's debts, liabilities and obligations, including those under the Lease; and

     WHEREAS, the parties hereto desire to amend the Lease by substituting JDC as the lessee thereunder,

     NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements to be performed by them as provided hereby, and upon the terms and conditions hereinafter stated, do hereby amend the Lease in the manner and subject to the terms and conditions hereinafter set forth and agree to the other terms and conditions set forth herein. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Lease.

     A.  Amendment of Lease to Substitute Lessee

     Jameson Development Company, LLC, is hereby substituted for Jameson Operating Company II, LLC as Lessee under the Lease and the term "Lessee" shall refer to Jameson Development Company, LLC, with respect to all terms and conditions of the Lease effective as of 00:01 a.m. on April 1, 1998.


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

     B.  Continuation of Lease Except as Specifically Amended Hereby

     Except as specifically amended and modified hereby, the terms and provisions of the Lease as heretofore in effect are hereby ratified and confirmed and remain in full force and effect.


                              LESSOR

                              JAMESON  INNS, INC.

Attest:

/s/ Steven A. Curlee          By: /s/ Thomas W. Kitchin
-----------------------           ----------------------------
Secretary                         Thomas W. Kitchin, President



                              JAMESON ALABAMA, INC.
Attest:

/s/ Steven A. Curlee          By: /s/ Thomas W. Kitchin
-----------------------           -----------------------------
Secretary                         Thomas W. Kitchin, President




                              LESSEE


                              JAMESON DEVELOPMENT COMPANY, LLC



                              By: /s/ Thomas W. Kitchin
                                  -----------------------------
                                  Thomas W. Kitchin, President



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